APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------



                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5
                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  1/7/96.  Origin:  Appendix  5.  Amended  1/7/98,  1/9/99,  1/7/2000,
30/9/2001,  11/3/2002,  1/1/2003.


Name of entity
--------------------------------------------------------------------------------
PROGEN INDUSTRIES LIMITED
--------------------------------------------------------------------------------

ABN
-------------------------
82 010 975 612
-------------------------

We (the entity) give ASX the following information.


PART 1 - ALL ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).
                                                   -----------------------------
1     +Class of +securities issued or to be        Ordinary  shares
      issued
                                                   -----------------------------

                                                   -----------------------------
2     Number of +securities issued or to           8,532  Ordinary  shares
      be issued (if known) or maximum
      number which may be issued
                                                   -----------------------------


                                                   -----------------------------
3    Principal terms of the +securities (eg,       None
     if options, exercise price and expiry
     date; if partly paid +securities, the
     amount outstanding and due dates
     for payment; if +convertible
     securities, the conversion price and
     dates for conversion)
                                                   -----------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 1

                                                   -----------------------------
4    Do the +securities rank equally in all        Yes
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not           Not Applicable
     rank equally, please state:
     - the date from which they do
     - the extent to which they
       participate for the next dividend, (in
       the case of a trust, distribution) or
       interest payment
     - the extent to which they do not
       rank equally, other than in relation to
       the next dividend, distribution or
       interest payment
                                                   -----------------------------

                                                   -----------------------------
5    Issue price or consideration                  $2.50 per share
                                                   -----------------------------

                                                   -----------------------------
6    Purpose of the issue
     (If issued as consideration for the           7,287  Employee  Options
     acquisition of assets, clearly identify       converted  into  ordinary
     those assets)                                 share  at  $2.50 per share in
                                                   terms  of the Employee Option
                                                   Scheme  issued  in  November
                                                   2003.  1,245  Shareholder
                                                   Options  converted  into
                                                   ordinary  shares  at  $2.50
                                                   per  share  in  terms  of the
                                                   Prospectus issued in
                                                   November 2003.
                                                   -----------------------------

                                                   -----------------------------
7    Dates of entering +securities into            29 November 2004.
     uncertificated holdings or despatch
     of certificates
                                                   -----------------------------

                                                   -----------------------------
                                                   Number        +Class
                                                   -----------------------------
8    Number and +class of all                      35,467,121    Ordinary shares
     +securities quoted on ASX                      3,720,484    Options which
     (including the securities in clause 2                       expire on
     if applicable)                                              31 May 2005
                                                   -----------------------------

APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                   -----------------------------
                                                   Number        +Class
                                                   -----------------------------
9    Number and +class of all                      952,020       Options for
     +securities not quoted on ASX                               Ordinary shares
     (including the securities in clause 2       1,441,221       Options for
     if applicable)                                              Ordinary shares
                                                                 issued on the
                                                                 same terms as
                                                                 those options
                                                                 issued to
                                                                 shareholder in
                                                                 November 2003.
                                                   -----------------------------

                                                   -----------------------------
10   Dividend policy (in the case of a             Not Applicable.
     trust, distribution policy  on the
     increased capital (interests)
                                                   -----------------------------


PART 2 - BONUS ISSUE OR PRO RATA ISSUE

                                                   -----------------------------
11   Is security holder approval                   Not Applicable.
     required?
                                                   -----------------------------

                                                   -----------------------------
12   Is the issue renounceable or non-             Not Applicable.
     renounceable?
                                                   -----------------------------

                                                   -----------------------------
13   Ratio in which the +securities will           Not Applicable.
     be offered
                                                   -----------------------------

                                                   -----------------------------
14   +Class of +securities to which the            Not Applicable.
     offer relates
                                                   -----------------------------

                                                   -----------------------------
15   +Record date to determine                     Not Applicable.
     entitlements
                                                   -----------------------------

                                                   -----------------------------
16   Will holdings on different registers          Not Applicable.
     (or subregisters) be aggregated for
     calculating entitlements?
                                                   -----------------------------

                                                   -----------------------------
17   Policy for deciding entitlements in           Not Applicable.
     relation to fractions
                                                   -----------------------------

                                                   -----------------------------
18   Names of countries in which the               Not Applicable.
     entity has +security holders who will
     not be sent new issue documents

     Note: Security holders must be told how
     their entitlements are to be dealt with.

     Cross reference: rule 7.7.
                                                   -----------------------------

                                                   -----------------------------
19   Closing date for receipt of acceptances       Not Applicable.
     or renunciations
                                                   -----------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 3

                                                   -----------------------------
20   Names of any underwriters                     Not Applicable.
                                                   -----------------------------

                                                   -----------------------------
21   Amount of any underwriting fee or             Not Applicable.
     commission
                                                   -----------------------------

                                                   -----------------------------
22   Names of any brokers to the issue             Not Applicable.
                                                   -----------------------------

                                                   -----------------------------
23   Fee or commission payable to the              Not Applicable.
     broker to the issue
                                                   -----------------------------

                                                   -----------------------------
24   Amount of any handling fee payable            Not Applicable.
     to brokers who lodge acceptances
     or renunciations on behalf of
     +security holders
                                                   -----------------------------

                                                   -----------------------------
25   If the issue is contingent on                 Not Applicable.
     +security holders' approval, the date
     of the meeting
                                                   -----------------------------

                                                   -----------------------------
26   Date entitlement and acceptance               Not Applicable.
     form and prospectus or Product
     Disclosure Statement will be sent to
     persons entitled
                                                   -----------------------------

                                                   -----------------------------
27   If the entity has issued options, and         Not Applicable.
     the terms entitle option holders to
     participate on exercise, the date on
     which notices will be sent to option
     holders
                                                   -----------------------------

                                                   -----------------------------
28   Date rights trading will begin (if            Not Applicable.
     applicable)
                                                   -----------------------------

                                                   -----------------------------
29   Date rights trading will end (if applicable)  Not Applicable.
                                                   -----------------------------

                                                   -----------------------------
30   How do +security holders sell their           Not Applicable.
     entitlements in full through a
     broker?
                                                   -----------------------------

                                                   -----------------------------
31   How do +security holders sell part            Not Applicable.
     of their entitlements through a
     broker and accept for the balance?
                                                   -----------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B  Page 4                                                     1/1/2003

APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                   -----------------------------
32   How do +security holders dispose of           Not Applicable.
     their entitlements (except by sale
     through a broker)?
                                                   -----------------------------

                                                   -----------------------------
33   +Despatch date                                Not Applicable.
                                                   -----------------------------


PART 3 - QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities

34   Type of securities
     (tick one)

(a)  [X]  Securities  described  in  Part  1

(b)  [ ]  All  other  securities

          Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

ENTITIES THAT HAVE  ICKED BOX 34(a)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES

Tick to indicate you are providing the information or documents

35   [ ]  If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36   [ ]  If  the +securities are +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories
          1 - 1,000
          1,001 - 5,000
          5,001 - 10,000
          10,001 - 100,000
          100,001 and over

37   [ ]  A copy of any trust deed for the additional +securities


ENTITIES THAT HAVE TICKED BOX 34(b)

                                                   -----------------------------
38   Number of securities for which
     +quotation is sought
                                                   -----------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 5

                                                   -----------------------------
39   Class of +securities for which
     quotation is sought
                                                   -----------------------------

                                                   -----------------------------
40   Do the +securities rank equally in all
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not rank
     equally, please state:
     - the date from which they do
     - the extent to which they
       participate for the next dividend, (in
       the case of a trust, distribution) or
       interest payment
     - the extent to which they do not
       rank equally, other than in relation to
       the next dividend, distribution  r
       interest payment
                                                   -----------------------------

                                                   -----------------------------
41   Reason for request for quotation
     now

     Example: In the case of restricted
     securities, end of restriction period

     (if issued upon conversion of
     another security, clearly identify that
     other security)
                                                   -----------------------------

                                                   -----------------------------
                                                   Number        +Class
                                                   -----------------------------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)
                                                   -----------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B  Page 6                                                     1/1/2003

APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------


QUOTATION AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We  warrant  the  following  to  ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There  is  no  reason  why  those  +securities  should  not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 7

3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


             /s/ Linton Burns

Signature
           (Company Secretary)

Date:    29 November 2004


Print name:     Linton Burns

                                 == == == == ==


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B  Page 8                                                     1/1/2003

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